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APPLICATION TO IL ANNUITY AND INSURANCE COMPANY

A member of the Indianapolis Life Group of Companies
(Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.)

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
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CWA:                                                        POLICY #
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A.  ANNUITANT
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Last Name                                           First Name                                Middle or Initial
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Residence Address                                    City         State        Zip            County
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Billing Address (If Different)                       City         State        Zip            County
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Issue Age        Sex    Birth Date          Birth State      Soc. Sec. or Tax No.    Phone Number
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                          /      /
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B.  ANNUITY
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Plan                                             Amount              Annuity Start Date    Annuity Start Age
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                                                                           /     /
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Is the annuity applied for intended to replace or change another annuity or life insurance policy?
         NO [ ]       YES [ ]       Company Name                                       Policy #
                                                --------------------------------------         ----------------
         If required, replacement forms must accompany this application.

 [ ] Non-Qualified - DO NOT COMPLETE PART C.                     [ ] Qualified - COMPLETE ENTIRE APPLICATION.

 [ ] Single Premium Immediate Annuity:         [ ] Life Only                [ ] Life        Yrs. Certain
                                                                                     ------
                                               [ ] Joint Survivor           [ ]
                                                                                ----------------------------
===================================================================================================================
C.  QUALIFIED RETIREMENT PLANS
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PENSION PLAN:      [ ] Corporate                       [ ] HR-10

TYPE:              [ ] Defined Benefit                 [ ] Target Benefit          [ ] Money Purchase

                   [ ] Simplified Employee Pension     [ ] Profit Sharing          [ ] 401(K)


Exact Name of Plan                                                                   Plan Effective Date
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                                                                                               /       /
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Trustee
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Plan Mailing Address                           City                  State          Zip             County

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INDIVIDUAL PLAN:   [ ] Tax Sheltered          [ ] Individual Retirement Annuity   [ ] Other
                                                                                           -----------------------
                       Annuity (403b)              [ ] IRA Rollover

                                                   [ ] IRA Transfer
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
====================================================================================================================
D.  BILLING
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                                     -------------------------------------------------------------------------------
PAYOR (If other than Annuitant)
                                     -------------------------------------------------------------------------------


PREMIUMS PAYABLE:                     [ ]  Single Premium     [ ] Annual                   [ ] Semi-Annual

Premium         -----------------     [ ]  Quarterly          [ ] Monthly
Amount          -----------------

BILLING FORM:     [ ] Check-O-Matic         [ ] Premium Notice            [ ] List Bill
====================================================================================================================
E. OWNER/BENEFICIARY
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                                   ---------------------------------------------------------------------------------
OWNER (If other than Annuitant
                                   ---------------------------------------------------------------------------------
Address                                                     City            State       Zip          County
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Soc. Sec. or Tax. No                     Relationship to Annuitant
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                                         ---------------------------------------------------------------------------
CONTINGENT OWNER (Optional)
                                         ---------------------------------------------------------------------------
Soc. Sec. or Tax. No                     Relationship to Annuitant
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PRIMARY BENEFICIARY FOR DEATH BENEFIT OR SURVIVOR ANNUITANT
(Print full name, date of birth, relationship and date of trust if applicable.)
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CONTINGENT BENEFICIARY
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F.  PREMIUM ALLOCATION (must equal 100%)
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IL ANNUITY AND INSURANCE COMPANY         FIDELITY FAMILY OF FUNDS               QUEST FOR VALUE FAMILY OF FUNDS

      Fixed Account                           Asset Manager Portfolio                Managed Portfolio
-----                                    ----                                   ----
                                              Contrafund Portfolio                   Small Cap Portfolio
                                         ----                                   ----
ALGER AMERICAN FAMILY OF FUNDS                Index 500 Portfolio
                                         ----
      Midcap Growth Portfolio                 Investment Grade Bond Portfolio   T. ROWE PRICE FAMILY OF FUNDS
-----                                    ----
      Small Capitalization Portfolio          Equity-Income Portfolio                Limited-Term Bond Portfolio
-----                                    ----                                   ----
                                              Growth Portfolio                       International Stock Portfolio
                                         ----                                   ----
                                              Money Market Portfolio
                                         ----
                                                                                VAN ECK WORLDWIDE FAMILY OF FUNDS

                                                                                     Gold and Natural Resources Portfolio
                                                                                ----
                                                                                     Worldwide Balanced Portfolio
                                                                                ----
====================================================================================================================
G. DOLLAR COST AVERAGING (VARIABLE ONLY)
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[ ] Transfer from:                       beginning on                 (Date may not be the 29th, 30th or 31st) to:
                   ---------------------              ---------------

                     Account                                      Amount

         ---------------------------                      ----------------------------

         ---------------------------                      ----------------------------

         ---------------------------                      ----------------------------

         ---------------------------                      ----------------------------
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
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H.  AUTOMATIC ACCOUNT BALANCING (VARIABLE ONLY)
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         [ ] YES          [ ] NO
                   Allocations are based on the current premium allocation
====================================================================================================================
I.  INTEREST SWEEP FROM FIXED ACCOUNT (VARIABLE ONLY)
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         [ ] Please Transfer interest earned in my Fixed Account to:
                    Account                                     Percentage

         ---------------------------                      ----------------------------

         ---------------------------                      ----------------------------

         ---------------------------                      ----------------------------

         ---------------------------                      ----------------------------
====================================================================================================================
J.  TELEPHONE TRANSFER AUTHORIZATION
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[ ] I (we) authorize and direct IL Annuity and Insurance Company to accept telephone instructions from me (us) to make transfers from subaccount to subaccount, change the allocation of future investments, change interest sweep, automatic account balancing, or dollar cost averaging options and/or request partial withdrawals.  This authorization is subject to the terms and provisions in the contract and prospectus.  IL Annuity will not be held liable for any loss, liability, cost or expense for acting on the telephone instructions.  IL Annuity's liability for erroneous transfers, unless clearly contrary to instructions received, will be limited to the correction of the allocations on a current basis.  For partial surrenders, IL Annuity's sole responsibility is to send a check to the Owner's address or wire the proceeds to the Owner's account at a commercial Bank or to the Owner's account at a member firm of a national securities exchange.

====================================================================================================================
K.  ACKNOWLEDGMENT
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By signing below, the owner understands that:

A.   The annuity value may increase or decrease depending on the contract's investment results;
B.   The minimum cash value of the variable accounts is not guaranteed;
C.   This annuity is a long term commitment to meet insurance and financial goal; and I acknowledge receipt of the most recent prospectus;
D.   The variable annuity applied for is not unsuitable for my insurance investment objectives, financial situation and needs.

NOTICE: The Owner agrees that to the best of his/her knowledge and belief, all statements and answers in this application are complete and true.  It is further agreed that these statements and answers will become a part of any contract to be issued.  No representative is authorized to modify this agreement or waive any of IL Annuity's rights or requirements.  If IL Annuity makes a change in the space designated "Do not write in this space" in order to correct any apparent errors or omissions, it will be approved by acceptance of this contract; however any material changes must be accepted in writing by the Owner.

I have read and understand the Acknowledgement and Notice.  [ ] Please send Statements of Additional Information.

====================================================================================================================
L.  SIGNATURES
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Dated at                                           this                  day of
         ------------------------------------------     ----------------        ----------------------------
(X)
     ----------------------------------------------    ---------------------------------------------
       Signature of Proposed Annuitant                 Signature of Contingent Owner (If applicable)

(X)
     ----------------------------------------------    ---------------------------------------------
       Signature of Owner (If other than annuitant)         Signature of Registered Rep/Agent

(X)
     ----------------------------------------------    ---------------------------------------------
       Printed Name of Broker Dealer                        Printed Name of Registered Rep/Agent

(X)
     ----------------------------------------------    ---------------------------------------------
       Signature of Registered Principal                        Registered Rep/Agent Code
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REGISTERED REPRESENTATIVE/AGENT CERTIFICATION

By signing above the Registered Representative/Agent certifies that:

a. The questions contained in this application were asked of the Owner and the answers duly recorded, that this application is complete and true to the best of my knowledge and belief; and

b. I am NASD registered representative and am state licensed for variable annuity contracts where this application is written and delivered; and

c. To the best of my knowledge and belief, the annuity applied for [ ] does [ ] does not involve replacement of life insurance or annuities. If replacement is involved, submit Replacement Statement(s) if required.


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DO NOT WRITE IN THIS SPACE


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                                  REGULAR MAIL

                        IL Annuity and Insurance Company
                                 P. O. Box 5768
                                Boston, MA 02206

                                 OVERNIGHT MAIL

                               State Street Bank
                      c/o IL Annuity and Insurance Company
                             Attn. Linda Burns A3W
                              1776 Heritage Drive
                             North Quincy, MA 02171

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